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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 2, 2001 (April 27, 2001)
                                                 ------------------------------



                              BOB EVANS FARMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                       0-1667                 31-4421866
----------------------------        ----------------        -------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)



                  3776 SOUTH HIGH STREET, COLUMBUS, OHIO 43207
             ------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


        Registrant's telephone number, including area code (614) 491-2225
                                                          ----------------


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)









                         Index to Exhibits is on Page 4.


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         On April 27, 2001, Bob Evans Farms Inc. announced that Stewart K. Owens became Chairman of the Board of Directors of Bob Evans Farms, Inc. as outlined in the succession plan announced in August 1999. Owens succeeded Daniel E. Evans as Chairman of the Board of Directors. The news release issued by the Company on April 27, 2001 describing this announcement is included with this filing as
Exhibit 99(a).


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   None required.

         (b)   None required.

         (c)   Exhibits.

               EXHIBIT NUMBER                            DESCRIPTION

                    99(a)                   Press Release issued April 27, 2001

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not Applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

         Not Applicable.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BOB EVANS FARMS, INC.



Date: May 2, 2001              By: /s/ Tod Spornhauer
                                  ----------------------------------------------
                                   Tod Spornhauer, Vice President of Finance and Controller


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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                     DESCRIPTION                   PAGE NO.
--------------                     -----------                   --------
     99(a)           Press Release Issued April 27, 2001             *


----------------
  *Filed herewith




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